                                  SCHEDULE 14A

                                 (RULE 14A-101)

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.           )
                                                        -----------

Filed by the Registrant ? Filed by a Party other than the Registrant ?


Check the appropriate box:
[ ]  Preliminary proxy statement.                    [ ]  Confidential, For Use
                                                          of the Commission
[X]  Definitive proxy statement.                          Only (as permitted by
[ ]  Definitive additional materials.                     Rule 14a-6 (e) (2).
[ ]  Soliciting material under Rule 14a-12.



                            JONES PHARMA INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4 ) Date Filed:

                            JONES PHARMA INCORPORATED
                                 1945 CRAIG ROAD
                                 P. O. BOX 46903
                            ST. LOUIS, MISSOURI 63146

                                  APRIL 7, 2000



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

================================================================================

         The annual meeting of shareholders of JONES PHARMA INCORPORATED will be held in the Amphitheater at the Ritz-Carlton Hotel, 100 Carondelet Plaza, Clayton, Missouri, on Thursday, May 25, 2000, at 3:30 P.M., local time, for the following purposes:

         1. to elect seven directors for terms expiring at the 2001 annual meeting of shareholders;

         2. to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized capital stock to 250,000,000 shares of common stock;

         3. to ratify the adoption of the 1999 Equity Participation Plan for Non-Management Directors; and

         4. to transact such other business as may properly come before the meeting.


                                 By Order of the Board of Directors



                                 Judith A. Jones
                                 Secretary



                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                            JONES PHARMA INCORPORATED
                                 1945 CRAIG ROAD
                                 P. O. BOX 46903
                            ST. LOUIS, MISSOURI 63146



                                 PROXY STATEMENT

================================================================================

PURPOSE OF THE MEETING
     -----------------------------

         The Board of Directors of JONES PHARMA INCORPORATED is soliciting proxies from its shareholders for the annual meeting of shareholders to be held at 3:30 P.M. in the Amphitheater at the Ritz-Carlton Hotel, 100 Carondelet Plaza, Clayton, Missouri, on Thursday, May 25, 2000.


         The Company is authorized to issue 75,000,000 shares of common stock, $.04 par value per share, and 5,000,000 shares of preferred stock, $.01 par value per share. You are entitled to vote at that meeting if you were a shareholder of record at the close of business on April 7, 2000. On April 7, 2000, there were 65,473,997 common shares outstanding. There is no cumulative voting with respect to the election of directors. Shareholders are entitled to one vote per share on all matters.


         On or about April 17, 2000, the Company first began mailing to all such shareholders a proxy card, this proxy statement, and the Company's 1999 Annual Report.

         Your signed proxy card will appoint Judith A. Jones and Dennis M. Jones as proxy holders, or your representatives, to vote your shares. If you sign and return your proxy card without giving voting directions, the proxy holders will vote your shares:

     -        for all of the nominees for director;

     - for the amendment to the Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock; and

     - for the ratification of the adoption of the 1999 Equity Participation Plan For Non-Management Directors.

         The proxy card permits you to direct the proxy holders to: (i) withhold your votes from particular nominees; (ii) vote "for," "against," or "abstain" from approval of the amendment to the Amended and Restated Certificate of Incorporation increasing the number of authorized common shares; and (iii) vote "for," "against," or "abstain" from the ratification of the adoption of the 1999 Equity Participation Plan for Non-Management Directors.

         Signing and returning your proxy card will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previously voted proxy will be automatically revoked. You may also revoke your proxy any time before it is voted by sending notice to the Secretary of the Company either before or at the meeting. If you submit more than one proxy, each later-dated proxy will revoke all previous proxies.

         The Board of Directors expects all nominees for director named below to be available for election. In case any nominee is not available, the proxy holders may vote your shares for a substitute if you have submitted a signed proxy card.

         As far as the Company knows, the only matters to be brought before the meeting are those referred to in this proxy statement. As to any other matters presented at the meeting, if you send in a signed proxy card, the proxy holders may vote your shares in their discretion.

         No business can be conducted at the meeting unless a majority of all outstanding shares entitled to vote are either present at the meeting in person or represented by proxy.

         In order for each nominee for director to be elected, a majority of the shares present at the meeting, either in person or by proxy, will be required. In order for the adoption of the 1999 Equity Participation Plan for Non-Management Directors to be ratified and the amendment to the Amended and Restated Certificate of Incorporation to be approved, a majority of all outstanding shares must be voted "for" each such matter.

         Abstentions and broker non-votes are counted as shares present for determining if there are sufficient shares present to hold the meeting; however, they are not counted as votes "for" or "against" any item. Because approval of both the amendment to the Amended and Restated Certificate of Incorporation and the 1999 Equity Participation Plan for Non-Management Directors require a majority of all outstanding shares, abstentions and broker non-votes have the same effect as votes "against" each such matter; however, the Company does not anticipate receiving any broker non-votes as the matters to be approved at the annual meeting are routine. Representatives of UMB Bank, N.A. will count the votes.


INFORMATION CONCERNING THE BOARD OF DIRECTORS
     --------------------

         The Company's Amended and Restated Certificate of Incorporation provides for a Board of not less than three (3) nor more than nine (9) directors. The Company's Bylaws currently fix the number of directors at nine
(9). The nominees for director elected at the annual meeting will serve a one-year term and until their successors have been duly elected and shall have qualified. Directors appointed by the Board to fill vacancies or newly created directorships serve for the remainder of the term of the directorship which is vacant or the newly created directorship. From time to time, the Board determines the size of the Board within the foregoing range.

         David A. McLaughlin and L. John Polite, Jr. will retire as directors at the close of this annual meeting. As a result of these retirements, the Board will adopt a resolution amending the Company's Bylaws to reduce the number of directors from nine (9) members to seven (7) members.

         The Board of Directors held four (4) meetings during the fiscal year ended December 31, 1999. The committees of the Board and the number of meetings held by each committee in 1999 were:

          --------------------------------- -------------------------
                                                 NUMBER OF MEETINGS
                    COMMITTEE NAME                HELD DURING 1999
          --------------------------------- -------------------------

                    Audit Committee                      1
          --------------------------------- -------------------------

                Compensation Committee                   1
          --------------------------------- -------------------------

         The Company has no standing nominating committee of the Board or committees performing similar functions.

         Audit Committee. J. Hord Armstrong, III, Thomas F. Patton and L. John Polite, Jr. were elected as members of the Company's audit committee during the fiscal year ended December 31, 1999, with Dr. Patton serving as Chairman. The audit committee acts as a liaison between the Board and the Company's independent accountants and reviews the results of the audit, the Company's internal controls, the audit procedures and the independent accountants' recommendations to management.

         Compensation Committee. J. Hord Armstrong, III, Thomas F. Patton and Edward A. Chod were elected as members of the Company's compensation committee during the fiscal year ended December 31, 1999, with Mr. Chod serving as Chairman. The compensation committee administers the Company's 1989 Incentive Stock Option Plan, 1994 Incentive Stock Plan and 1997 Incentive Stock Plan and advises the Company's chief executive officer with respect to executive compensation matters.

         The following biographies and other information indicate the principal occupation or employment for the past five years, the age, and the year first elected as director with respect to each nominee to become a director.

----------------------------- ------- ------------------------------------------------------------------- -----------
                                                                                                          DIRECTOR
            NAME               AGE                                BIOGRAPHY                                 SINCE
----------------------------- ------- ------------------------------------------------------------------- -----------
Dennis M. Jones(1)              61    Chairman  of the  Board,  President  and Chief  Executive  Officer     1981
                                      since he founded  the Company in March  1981.  Mr.  Jones has been involved  primarily in the  pharmaceutical  industry since 1964 in various marketing, management and administrative positions.
----------------------------- ------- ------------------------------------------------------------------- -----------
G. Andrew Franz(2)              47    Effective  January 1, 2000,  Mr. Franz was  appointed to the newly     1994
                                      created position of Chief Operating Officer.  Mr. Franz has served as Executive Vice President of Operations  since July 1998.  Prior
                                      to   July    1998,    Mr.    Franz    served   as   Senior    Vice
                                      President-Operations-Pharmaceuticals.
----------------------------- ------- ------------------------------------------------------------------- -----------
Judith A. Jones(1)              59    Executive Vice President of Corporate  Affairs since July 1998 and     1981
                                      Secretary and  Treasurer  since April 1982.  Mrs.  Jones served as
                                      Vice  President  of the Company  from March 1985 to February  1994 and as Executive  Vice President of the Company from February 1994 to July 1998.
----------------------------- ------- ------------------------------------------------------------------- -----------
Michael T. Bramblett            57    Executive Vice President of Business  Development since July 1998.     1987
                                      Mr.  Bramblett  served as Vice  President - Marketing from January
                                      1991 to February 1994 and as an Executive
                                      Vice President from February 1994 to July
                                      1998.
----------------------------- ------- ------------------------------------------------------------------- -----------
David A. McLaughlin(3)          52    Senior  Vice   President  of  Operations   since  July  1998.  Mr.     1994
                                      McLaughlin          served         as         Senior          Vice
                                      President-Operations-Nutritionals   from  February  1994  to  July
                                      1998.  Mr.  McLaughlin  has also served in various  management and executive capacities with the Company since 1986.
----------------------------- ------- ------------------------------------------------------------------- -----------
Edward A. Chod                  46    Officer and shareholder in the law firm of Greensfelder,  Hemker &     1991
                                      Gale,  P.C.  which he  joined  in 1978 and  which  has  served  as counsel  to the  Company  since  1982.  Mr.  Chod  also  serves as
                                      Assistant Secretary of the Company.
----------------------------- ------- ------------------------------------------------------------------- -----------
Thomas F. Patton, Ph.D.         51    President  of the St. Louis  College of Pharmacy  since June 1994.     1995
                                      From April 1993 until  January  1994 and from  January  1994 until
                                      May  1994,   Dr.   Patton   served  as   Executive   Director   of
                                      Pharmaceutical  Research and  Development and as Vice President of
                                      Pharmaceutical   Research  and   Development,   respectively,   at
                                      Dupont-Merck  Pharmaceutical  Co., a pharmaceutical  company.  Dr.
                                      Patton also serves as a director of D&K
                                      Healthcare Resources, Inc., a drug
                                      wholesaler.
----------------------------- ------- ------------------------------------------------------------------- -----------

----------------------------- ------- ------------------------------------------------------------------- -----------
                                                                                                          DIRECTOR
            NAME               AGE                                BIOGRAPHY                                 SINCE
----------------------------- ------- ------------------------------------------------------------------- -----------
L. John Polite, Jr. (3)         78    Chairman of Peridot (New Jersey)  Chemicals,  Inc.  since December     1989
                                      1989.  Mr.  Polite was the  Chairman of the Board,  President  and
                                      Chief Executive  Officer of Essex Chemical  Corporation from April
                                      1978 to October  1988.  Mr.  Polite  also  serves as a director of
                                      Rotonics   Manufacturing,   Inc.,   a   manufacturer   of  plastic
                                      containers for commercial,  pharmaceutical, refuse, marine, health care and residential applications.
----------------------------- ------- ------------------------------------------------------------------- -----------
J. Hord Armstrong, III          58    Chairman,  Chief  Executive  Officer,  Treasurer and a Director of     1999
                                      D&K  Healthcare  Resources,  Inc.,  a drug  wholesaler,  which  he founded  in  1987.  Prior to  joining  D&K  Healthcare  Resources,
                                      Inc., Mr.  Armstrong  served as Vice President and Chief Financial
                                      Officer  of Arch  Mineral  Corporation,  a coal  mining  and sales corporation,  from 1981 to 1987 and as its Treasurer  from 1978 to
                                      1981.
----------------------------- ------- ------------------------------------------------------------------- -----------

(1)  Dennis M. Jones and Judith A. Jones are husband and wife.
(2)  G. Andrew Franz is the son-in-law of Dennis M. Jones and Judith A. Jones.
(3) Mr. McLaughlin and Mr. Polite will retire as directors at the close of the annual meeting of shareholders. As a result of such individuals' retirements, we will amend our By-Laws to reduce our Board of Directors from nine members to seven members.

     No employee who is a director receives a director's fee for services rendered as a director. However, each non-employee director receives reimbursement for any expenses incurred in his capacity as a director in addition to the following fees:

     - $4,000 for each meeting of the Board of Directors attended in person in 1999 (subject to a minimum of $10,000 for such year).

     - $5,000 for each meeting of the Board of Directors attended in person and $500 for each meeting attended by telephone for the year 2000 and thereafter (subject to a minimum of $15,000 per year).

     - $500 for each meeting of the compensation or audit committee attended, provided, however, if a committee meeting is held on the same day as a full meeting of the Board, no additional fee is paid.

     Finally, as set forth in the table below, our present non-employee directors hold stock options pursuant to our 1994 Formula Stock Option Plan for Non-Management Directors ("FSO Plan") or our 1999 Equity Participation Plan for Non-Management Directors ("Equity Plan") as indicated in the table below.

--------------------------------------------------------------------------------------------------------------------

                                                     NO. OF       NO. OF OPTIONS(1)      PER SHARE
                                        DATE OF      OPTIONS    -----------------------   EXERCISE      EXPIRATION
          NAME                PLAN        GRANT       HELD       VESTED    UNVESTED        PRICE          DATE
--------------------------------------------------------------------------------------------------------------------
L. John Polite, Jr.         FSO Plan     7/1/98      25,312       5,062      20,250        $14.72        5/1/04
------------------------- ------------- ---------- ------------ ---------- ------------ ------------- --------------
Thomas F. Patton            FSO Plan     6/1/95      17,437      12,375       5,062        $1.98         5/1/01
------------------------- ------------- ---------- ------------ ---------- ------------ ------------- --------------
Edward A. Chod            Equity Plan    7/13/99     33,750       6,750      27,000        $18.11        5/1/05
------------------------- ------------- ---------- ------------ ---------- ------------ ------------- --------------
J. Hord Armstrong, III    Equity Plan    7/13/99     33,750       6,750      27,000        $18.11        5/1/05
------------------------- ------------- ---------- ------------ ---------- ------------ ------------- --------------

      (1)These options generally vest over a five year period.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)
     -----------------------

     Dennis M. Jones, G. Andrew Franz, Judith A. Jones, Michael T. Bramblett, Edward A. Chod, Thomas F. Patton, Ph.D. and J. Hord Armstrong, III are nominees for election to membership on the Board for one year terms. In each instance, the directors are elected to serve until their successors shall have been duly elected and shall have qualified.

           THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES.


AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
     AUTHORIZED COMMON STOCK (PROPOSAL NO. 2)
     -----------------

GENERAL

     The Board of Directors has approved an amendment to Article III of the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to increase the number of shares of authorized common stock, $.04 par value per share. The Board has directed that the amendment be submitted for consideration at the annual meeting of shareholders.

     The proposed amendment to Article III of the Certificate would increase the number of shares of common stock which the Company is authorized to issue from 75,000,000 to 250,000,000. The full text of the proposed amendment to
Article III of the Certificate is attached to this Proxy Statement as Appendix I which shareholders are urged to read carefully.

     Article III of the Certificate presently authorizes the issuance of 75,000,000 shares of common stock, $.04 par value per share, and 5,000,000 shares of preferred stock, $.01 par value per share, in various classes or series, with such designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof as the Company's Board of Directors may determine. No shares of preferred stock are presently outstanding.


PURPOSE AND EFFECT OF THE AMENDMENT

     The Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financing and acquisition transactions, stock dividends or splits and other corporate purposes. As a result of two recent three-for-two stock splits of the Company's common stock (one effective August 6, 1999 and one effective March 1, 2000), the Company has utilized substantially all of its presently authorized common stock. Having such authorized shares available for issuance in the future would give the Company greater flexibility and allow shares of common stock to be issued without the expense and delay of a special shareholders' meeting. The shares of common stock would be available for issuance without further action by the shareholders unless such action is required by applicable law or the rules of any stock exchange on which the Company's securities may be listed.

     As of April 7, 2000, 65,473,997 shares of common stock were issued and outstanding. In addition, options to acquire 3,937,088 shares of common stock have been granted and remain outstanding under the Company's various stock option and incentive stock plans described elsewhere in this proxy statement. In addition, the Company's existing stock option and incentive plans would permit the Company to issue to employees rights in respect of up to an additional 1,949,030 shares of common stock as well as future awards under the 1999 Equity Participation Plan for Non-Management Directors.

         The additional shares of common stock for which authorization is sought would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. Such additional shares would not (and the shares of common stock presently outstanding do not) entitle the holders thereof to preemptive rights.

         The authorization of the increase in the Company's authorized number of shares of common stock is not being sought to address any specific financing or acquisition as of the date of this proxy statement. Although authorization is not being sought in response to any indication or proposal that the Company is a target for take-over activity, holders of the Company's common stock should consider the fact that the increase in the authorized number of shares of common stock of the Company, coupled with the Board's power to authorize the issuance of the shares and the ability of the Board to set the terms of the preferred stock, means that the Board could in the future act to cause the issuance of shares in a manner or on terms which might thwart or complicate efforts of a third party to attempt to gain control of the Company.

         The consolidated financial statements of the Company, audited by Ernst & Young LLP, which are contained in the Company's 1999 Annual Report which has been mailed to our shareholders pursuant to Rule 14a-3(b) of Regulation 14A of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended ("Exchange Act"), are incorporated in this document by reference.


VOTE REQUIRED

         Under the Delaware corporation law, the affirmative vote of the holders of a majority of the shares of common stock entitled to notice of, and to vote at, the annual meeting of shareholders is required to adopt the proposal to increase the number of authorized shares of common stock of the Company.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                 "FOR" THIS PROPOSAL TO AMEND THE AMENDED AND RESTATED
                      CERTIFICATE OF INCORPORATION OF THE COMPANY.

RATIFICATION OF THE ADOPTION OF THE 1999 EQUITY PARTICIPATION PLAN FOR
     NON-MANAGEMENT DIRECTORS (PROPOSAL NO. 3)
     -----------------------

         Effective July 13, 1999, the Board of Directors adopted the JONES PHARMA INCORPORATED 1999 Equity Participation Plan for Non-Management Directors ("1999 Equity Participation Plan"). The purpose of the 1999 Equity Participation Plan is to encourage the highest level of performance of non-management directors by providing those directors with a proprietary interest in the Company's success and progress through grants of options to purchase shares of the Company's common stock and other equity-based awards. The maximum number of shares of common stock which may be issued under the 1999 Equity Participation Plan is 337,500 shares (as adjusted for the two recent three-for-two stock splits). A copy of the 1999 Equity Participation Plan is attached as Appendix II to this Proxy Statement.

         Under the 1999 Equity Participation Plan, formula stock options to purchase shares of the Company's common stock ("Formula Options") are automatically granted to non-management directors ("Participants") on the first day of the month following the date on which a Participant is elected or appointed to the Board; provided, however, that no Participant may be granted a Formula Option if: (i) such individual holds any unvested Formula

Options pursuant to the 1999 Equity Participation Plan or the Company's 1994 Formula Stock Option Plan ("1994 FSO Plan"); or (ii) such individual has previously been granted and holds any other equity awards under the 1999 Equity Participation Plan as to which all vesting or service contingencies have not been fulfilled.


         Each Formula Option granted shall entitle the Participant to purchase 33,750 shares of the Company's common stock at a price equal to the fair market value of the common stock on the date of grant of the Formula Option. Formula Options are exercisable in annual increments of 6,750 shares each, with the first 6,750 shares exercisable eleven months following the date of the grant of such Formula Option ("Initial Exercise Date") and an additional 6,750 shares of the Formula Option becoming exercisable on each annual anniversary of the Initial Exercise Date. Such Formula Options must be exercised, if at all, on or before the first to occur of: (i) the date that is ninety (90) days after the effective date of a Participant's termination of service (unless such termination occurs due to the death of such Participant, then such period is increased to 280 days); and (ii) the fifth anniversary of the Initial Exercise Date.

         In addition to Formula Options, the Board is authorized under the 1999 Equity Participation Plan to grant and award other equity incentives to Participants based upon the Company's common stock ("Other Awards"); provided, however, that no such Other Award shall be issued to any Participant who holds an outstanding unvested Formula Option under the 1999 Equity Participation Plan or under the 1994 FSO Plan unless such unvested option is waived and forfeited by written agreement between the Company and the Participant.

         Any such Other Award may take the form of an option to purchase shares of the Company's common stock having an expiration date not more than ten years from the date of grant or may take the form of restricted share grants or of stock appreciation rights payable in cash or in stock, provided that all contingencies associated with any such Other Award are to be fully resolved within not more than ten years from the date of grant.

         Any Formula Option or Other Award granted pursuant to the 1999 Equity Participation Plan may not be transferred (other than by will or the laws of descent and distribution) and shall be exercisable, during the lifetime of a Participant, only by such Participant or the Participant's guardian or legal representative.

         Upon exercise of a Formula Option or Other Award, the recipient must pay tax on ordinary income in an amount equal to the difference between the fair market value of the underlying stock as of the date of exercise and the exercise price, and the Company is entitled to a corresponding tax deduction in an amount equal to the income realized by such recipient.

         The following table sets forth information with respect to options granted as Other Awards from July 13, 1999 (the date of the adoption of the 1999 Equity Participation Plan) through the date of this proxy statement:

----------------------------------------------------------------------------------------------------------------------

                                                     NO. OF       NO. OF OPTIONS(1)      PER SHARE
                                        DATE OF      OPTIONS    -----------------------   EXERCISE    EXPIRATION DATE
          NAME                PLAN        GRANT       HELD       VESTED    UNVESTED        PRICE
----------------------------------------------------------------------------------------------------------------------
Edward A. Chod            Equity Plan    7/13/99     33,750       6,750      27,000       $18.11         5/1/05
----------------------------------------------------------------------------------------------------------------------
J. Hord Armstrong, III    Equity Plan    7/13/99     33,750       6,750      27,000       $18.11         5/1/05
----------------------------------------------------------------------------------------------------------------------

     (1) Twenty percent (20%) of the options granted vested immediately upon the date of grant with the remaining options vesting in annual twenty percent (20%) increments beginning on May 1, 2001.

         Any Formula Options granted under the 1999 Equity Participation Plan prior to approval by the shareholders of the Company of said plan shall be contingent upon such approval and shall be void if not so approved at an annual or special meeting of shareholders. Shareholder approval is not required with respect to any Other Awards granted under the 1999 Equity Participation Plan.

         Ratification of the adoption of the 1999 Equity Participation Plan requires the affirmative vote of a majority of the shares of common stock. Unless otherwise instructed, the proxy holders will vote for the ratification of the adoption of the 1999 Equity Participation Plan.

                THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
           RATIFICATION OF THE ADOPTION OF THE COMPANY'S 1999 EQUITY
                PARTICIPATION PLAN FOR NON-MANAGEMENT DIRECTORS


SELECTION OF INDEPENDENT ACCOUNTANTS
     ----------------------

         The Board re-appointed the accounting firm of Ernst & Young LLP ("Ernst & Young") as independent accountants for the Company for fiscal year 2000. Ernst & Young has served as the Company's independent accountants since December, 1985. Audit services performed by Ernst & Young during fiscal year 1999 consisted of the examination of annual financial statements of the Company and services related to filings with the Securities and Exchange Commission ("SEC").

         Representatives of Ernst & Young will be present at the annual meeting and will be given an opportunity to make a statement if they so desire and to respond to appropriate questions.

SECURITY OWNERSHIP OF DIRECTORS, NAMED EXECUTIVES AND ALL DIRECTORS AND
     EXECUTIVE OFFICERS AS A GROUP
     -----------------------

         The following table sets forth information regarding the record and beneficial ownership of the common stock of the Company on the indicated date by: (i) each director or nominee for director and the Named Executives (as such term is defined on Page 10 under "Executive Compensation -- Summary Compensation Table"); and (ii) all directors or nominees for director and executive officers as a group:

--------------------------------------------------------------------------------------------------------------------
                                                                  BENEFICIAL OWNERSHIP AS OF MARCH 1, 2000
                                                          ----------------------------------------------------------
                  NAME AND ADDRESS OF                                                       PERCENTAGE OF SHARES
                 BENEFICIAL OWNER (1)                     SHARES BENEFICIALLY OWNED (2)    BENEFICIALLY OWNED (3)
                 --------------------                     -----------------------------    ----------------------
-------------------------------------------------------- -------------------------------- --------------------------
DENNIS M. JONES                                                 5,353,792  (4)                      8.03%
   Chairman of the Board of Directors, Chief Executive
   Officer and President
-------------------------------------------------------- ----------------- -------------- --------------------------
G. ANDREW FRANZ                                                   611,906  (5) (6)                  0.92%
   Executive Vice President, Chief Operating Officer
   and Director
-------------------------------------------------------- ----------------- -------------- --------------------------
JUDITH A. JONES                                                 2,540,107  (7)                      3.81%
   Executive Vice President of Corporate Affairs,
   Secretary, Treasurer and Director
-------------------------------------------------------- ----------------- -------------- --------------------------
MICHAEL T. BRAMBLETT                                              129,627  (8)                        *
   Executive Vice President of Business Development
   and Director
-------------------------------------------------------- ----------------- -------------- --------------------------
DAVID A. MCLAUGHLIN                                               116,437  (9)                        *
   Senior Vice President of Operations and Director
-------------------------------------------------------- ----------------- -------------- --------------------------
L. JOHN POLITE, JR.                                                65,812  (10)                       *
   Director
   211 Oldwoods Road
   Franklin Lakes, New Jersey 07417
-------------------------------------------------------- ----------------- -------------- --------------------------
EDWARD A. CHOD                                                     26,794  (11)                       *
   Director
   10 South Broadway, Suite 2000
   St. Louis, Missouri 63102
-------------------------------------------------------- ----------------- -------------- --------------------------
THOMAS F. PATTON, PH.D.                                            25,312  (12)                       *
   Director
   4588 Parkview Place
   St. Louis, Missouri 63110
-------------------------------------------------------- ----------------- -------------- --------------------------
J. HORD ARMSTRONG, III                                              9,000  (13)                       *
   Director
   8000 Maryland Avenue, Suite 900
   St. Louis, Missouri 63105
-------------------------------------------------------- ----------------- -------------- --------------------------
ALL DIRECTORS AND EXECUTIVE OFFICERS                            8,878,787                          13.31%
   AS A GROUP (consisting of nine persons)
-------------------------------------------------------- ----------------- -------------- --------------------------

     *     Less than one-half of one percent.
     (1) Except as otherwise indicated, the address for each individual named is c/o JONES PHARMA INCORPORATED, 1945 Craig Road, St. Louis, Missouri 63146. Each beneficial owner has sole voting and investment power with respect to the shares of the Company's common stock shown as beneficially owned except that an individual may be deemed to have only indirect shared voting and investment power with respect to shares held by the individual's spouse as reflected in other footnotes.

     (2) Includes shares deemed owned as a result of purchase options which are presently or will become exercisable on or prior to June 1, 2000.
     (3) The number of shares of the Company's common stock deemed outstanding as of March 1, 2000 includes: (i) 65,429,778 shares outstanding as of such date, and (ii) shares issuable pursuant to options held by the directors and executive officers that are currently exercisable or will become exercisable on or before June 1, 2000, by the person or group in question.
     (4) Includes 972,000 shares under option rights issued by the Company and held by Mr. Jones. Does not include 2,540,107 shares or options held by his spouse, Judith A. Jones, with respect to which he disclaims beneficial ownership.
     (5) Includes 16,087 shares under option rights issued by the Company, 219,052 shares owned by Mr. Franz' wife, 83,835 shares held by his wife as custodian for the Franz' children, 64,879 shares held by his wife as a co-trustee for the benefit of the Franz' children and 31,371 shares held by his wife as a co-trustee for the benefit of her nephew. Mr. Franz disclaims beneficial ownership of all of the shares held by his wife.
     (6) As a result of call options written and sold by Mr. Franz, an aggregate of: (i) 56,250 of the shares reflected as owned by him were subject to purchase by third parties as $20 per share under option rights expiring March 17, 2000; and (ii) 15,000 of the shares reflected as owned by him are subject to purchase by third parties at $20 per share under option rights expiring June 16, 2000.
     (7) Includes 243,000 shares under option rights issued by the Company and held by Mrs. Jones. Does not include 5,353,792 shares or options held by her spouse, Dennis M. Jones, with respect to which she disclaims beneficial ownership.
     (8) Includes 25,411 shares held by Mr. Bramblett's wife with respect to which he disclaims beneficial ownership.
     (9) Includes 11,250 shares under option rights issued by the Company. As a result of call options written and sold by Mr. McLaughlin, an aggregate of: (i) 45,000 of the shares reflected as owned by him were subject to purchase by third parties at $20.00 per share under option rights expiring March 17, 2000; and (ii) 30,000 of shares reflected as owned by him are subject to purchase by third parties at $23.33 per share under option rights expiring June 16, 2000.
     (10)  Includes 10,125 shares under option rights issued by the Company.
     (11)  Includes 6,750 shares under option rights issued by the Company.
     (12)  Includes 17,437 shares under option rights issued by the Company.
     (13)  Includes 6,750 shares under option rights issued by the Company.


EXECUTIVE COMPENSATION
     ---------------------

SUMMARY COMPENSATION TABLE

         The table on the next page sets forth all compensation received in each of the three fiscal years ended December 31, 1999, 1998 and 1997 for services rendered in all capacities to the Company and its subsidiaries by the Chief Executive Officer and the other four (4) highest-compensated Executive Officers of the Company during the fiscal year ended December 31, 1999 (such five individuals being referred to as the "Named Executives").

                                               SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                                                                       Long Term
                                                      Annual Compensation             Compensation
                                           --------------------------------------------------------
                                                                                         Awards
                                                                                      -------------
                                                                                      Securities
                                                                     Other Annual     Underlying        All Other
  Name and Principal Position      Year      Salary      Bonus       Compensation       Options       Compensation
----------------------------------------------------------------------------------------------------------------------
                                   1999     $550,008    $150,000      $95,216(1)           0           $32,144(2)
Dennis M. Jones, Chairman of     -------------------------------------------------------------------------------------
the Board, Director, President     1998     $510,780    $100,000          $0               0           $31,614(2)
and Chief Executive Officer      -------------------------------------------------------------------------------------
                                   1997     $400,000       $0             $0               0           $27,280(2)
----------------------------------------------------------------------------------------------------------------------
                                   1999     $274,992    $150,000          $0               0            $9,600(3)
G. Andrew  Franz, Director,      -------------------------------------------------------------------------------------
Executive Vice President and       1998     $223,228    $75,000           $0            112,500         $9,500(3)
Chief Operating Officer          -------------------------------------------------------------------------------------
                                   1997     $175,000    $25,000           $0               0            $9,500(3)
----------------------------------------------------------------------------------------------------------------------

                                   1999     $274,992       $0             (1)              0           $26,121(4)
Judith A. Jones, Director,       -------------------------------------------------------------------------------------
Executive Vice President of        1998     $251,575    $75,000           $0               0           $14,312(4)
Corporate Affairs, Secretary     -------------------------------------------------------------------------------------
and Treasurer                      1997     $220,000    $30,000           $0               0           $14,103(4)
----------------------------------------------------------------------------------------------------------------------

                                   1999     $274,992    $100,000          $0               0            $9,600(3)
Michael T. Bramblett, Director   -------------------------------------------------------------------------------------
and Executive Vice President       1998     $251,070    $75,000           $0               0            $9,500(3)
of Business Development          -------------------------------------------------------------------------------------
                                   1997     $220,000    $30,000           $0               0            $9,500(3)
----------------------------------------------------------------------------------------------------------------------

                                   1999     $220,000    $75,000           $0               0            $9,600(3)
David A. McLaughlin, Director    -------------------------------------------------------------------------------------
and Senior Vice President of       1998     $202,948    $50,000           $0             56,250         $9,500(3)
Operations                       -------------------------------------------------------------------------------------
                                   1997     $175,000    $25,000           $0               0            $9,500(3)
                                 -------------------------------------------------------------------------------------

     (1) Benefits to Mr. and Mrs. Jones which may be deemed to constitute reportable "other compensation" aggregated $95,216 during 1999 and consisted of $47,958 for (unreimbursed) personal use of an airplane of which the Company owns a fractional interest, $36,077 for costs related to employees providing domestic services at their residence (which is utilized by the Company for business-related entertainment and meetings), and $11,181 for automobile related expenses. It is expected that during the year 2000 and future years the costs related to employees providing domestic services at the Jones' residence will increase materially since 1999 costs include certain such personnel for only a three month period. Certain of these benefits constitute taxable income to Mr. and Mrs. Jones although a portion of the employee costs referred to above are deducted by the Company as business-related expenses. In years prior to 1999, the aggregate of similar benefits enjoyed by Mr. and Mrs. Jones did not exceed $30,000 in the aggregate. No other Named Executive received any perquisites or other personal benefits which in the aggregate exceeded the lesser of either $50,000 or ten percent (10%) of the total of annual salary and bonus reported for the Named Executive.

     (2) Consists of a Company contribution to a 401(k) plan ($9,600 in 1999, $9,500 in 1998 and $9,500 in 1997) and the dollar value of premiums paid by the Company for a split-dollar life insurance policy on Mr. Jones, of which $22,544, $22,114 and $17,780 constituted his reportable economic benefit in the years 1999, 1998 and 1997, respectively. See "Certain Relationships and Related Transactions" elsewhere in this proxy statement for additional information concerning insurance relationships.

     (3) Consists of a Company contribution to a 401(k) plan.

     (4) Consists of a Company contribution to a 401(k) plan ($9,600 in 1999, $9,500 in 1998 and $9,500 in 1997) and the dollar value of premiums paid by the Company for a split-dollar life insurance policy on Mrs. Jones, of which $16,521, $4,812 and $4,603 constituted her reportable economic benefit in the years 1999, 1998 and 1997, respectively. See "Certain Relationships and Related Transactions" elsewhere in this proxy statement for additional information concerning insurance relationships.

STOCK OPTIONS AND INCENTIVE AWARDS

         The Company's shareholders have approved the adoption of employee stock option and incentive stock plans which are administered by the compensation committee of the Board of Directors. At December 31, 1999, we had outstanding stock options for an aggregate of 3,937,088 shares of the Company's common stock at a weighted average price of $8.73 per share held by 221 employees (including the options held by the Named Executives and the four (4) non-management directors). Our stock option and incentive stock plans permit "exchange exercises" in which an optionee is permitted to pay the exercise price of vested options by surrendering previously owned shares of our common stock having a market value equal to the exercise price of the option being exercised.

         Option/SAR Grants. Although permitted under certain of the stock option and incentive stock plans, the Company did not issue or have outstanding in 1999, stock appreciation rights ("SARs") or restricted share grants to any Named Executive. In addition, none of the Named Executives were granted stock options by the Company in 1999.

         Aggregate Option Exercises during 1999 and Year End Option Values. The following table provides information with respect to the stock options exercised during the fiscal year ended December 31, 1999 and the value as of December 31, 1999 of unexercised in-the-money options held by the Named Executives. The value realized on the exercise of options is calculated using the difference between the option exercise price and the fair market value of our common stock on the date of the exercise. The value of unexercised in-the-money options at fiscal year end is calculated using the difference between the option exercise price and the fair market value of our common stock at fiscal year end, December 31, 1999.

  -------------------------------------------------------------------------------------------------------------------
                                                                                                Value of
                               Shares                            Number of                Unexercised In-the-
                              Acquired                    Unexercised Options at            Money Options at
                             On Exercise     Value           December 31, 1999             December 31, 1999
                                 (#)        Realized                (#)                           ($)
            Name                              ($)        Exercisable/Unexercisable     Exercisable/Unexercisable
  ------------------------------------------------------------------------------------------------------------------
  Dennis M. Jones                 0            $0             729,000/486,000           $17,656,380/$11,770,920
  -------------------------- ------------ ------------- ---------------------------- -------------------------------
  G. Andrew Franz              50,624       $895,792           22,500/90,000              $451,575/$1,787,450
  -------------------------- ------------ ------------- ---------------------------- -------------------------------
  Judith A. Jones                 0            $0             182,250/121,500            $4,414,095/$2,942,730
  -------------------------- ------------ ------------- ---------------------------- -------------------------------
  Michael T. Bramblett         60,750       $733,252             0/81,000                    $0/$1,961,820
  -------------------------- ------------ ------------- ---------------------------- -------------------------------
  David A. McLaughlin          25,312       $490,040           11,250/45,000               $225,787/$903,150
  -------------------------- ------------ ------------- ---------------------------- -------------------------------

EMPLOYEE PROFIT-SHARING AND 401(K) PLAN.

         The Company maintains an Employee Profit-Sharing and 401(k) Plan (the "401(k) Plan") which was originally adopted as of January 1, 1987. The 401(k) Plan provides our employees with a convenient way to save on a regular and long-term basis and encourages employees to make and continue careers with us.

         To become eligible to participate in the 401(k) Plan, an employee must have completed 90 days of service and have reached his or her eighteenth birthday ("Eligible Employee"). Pursuant to the 401(k) Plan, an Eligible Employee who participates ("Participant") may direct that a portion of his or her compensation be contributed to the 401(k) Plan ("Elective Contributions"). Elective Contributions are treated as salary deferrals for federal income tax purposes and under current federal tax law may not exceed $10,000 per year. The amount of a Participant's Elective Contribution may also be limited under the Employee Retirement Income Security Act in the case of highly-compensated individuals, including the Named Executives.

         Participants are not allowed to make any voluntary contributions to the 401(k) Plan other than their Elective Contributions.

         The Company must make a matching contribution equal to 100% of a Participant's Elective Contributions not in excess of 6% of a Participant's compensation. In addition to matching contributions, we may make a discretionary contribution which is allocated among Participants' accounts in proportion to compensation, however, no discretionary contributions have been made in the last three years. Our matching and discretionary contributions are collectively referred to in this report as "Company Contributions."

         A Participant's account under the 401(k) Plan consists of the Participant's Elective Contributions, the Company Contributions allocated to the Participant and the earnings or investment performance arising from investment of such funds. Generally a Participant may not make withdrawals from his or her 401(k) Plan Account prior to age 59 1/2, retirement, termination of employment, or other conditions specified in the 401(k) Plan without incurring tax penalties, although the Plan permits a Participant to borrow up to 50% of his or her Elective Contributions in certain hardship circumstances as provided in the Plan. Elective Contributions and Company Contributions are always 100% vested.

         As of January 1, 1999, we had approximately 315 Eligible Employees, including the Named Executives. During 1999, we made matching contributions to the 401(k) Plan aggregating $48,000 to the accounts of the Named Executives and total matching contributions of $733,680 to all Participants' Accounts.

         Participants in the 401(k) Plan may direct investment of amounts allocated to their respective accounts among various investment funds selected by the Plan Administrator. Prior to January 1, 1997, investment of funds in the 401(k) was directed by the Trustees of the 401(k) Plan and a portion of Company Contributions was, from time to time, invested in shares of our common stock. The investment funds currently available under the 401(k) Plan do not include a fund for investment in the Company's common stock for either Elective Contributions or Company Contributions.

         The Company is the 401(k) Plan Administrator and currently pays all expenses of the 401(k) Plan, including audit fees. We have appointed Dennis M. Jones, Judith A. Jones and G. Andrew Franz as Trustees of the 401(k) Plan. Smith Barney Corporate Trust Company is an additional trustee with respect to the investment funds available to Participants. The 401(k) Plan may be modified by the officers of the Company at any time, provided that the aggregate additional annual cost to the Company of any such modification does not exceed $500,000 and provided further that no modification shall adversely affect the rights of the Participants or divert any of the 401(k) Plan assets to purposes other than the benefit of the Participants.


REPORT OF EXECUTIVE COMPENSATION COMMITTEE
-----------------------------------------------

         The Company has established a compensation committee of the Board which serves in an advisory capacity to Dennis M. Jones, the President and Chief Executive Officer of the Company, with respect to compensation decisions concerning the Company's executive officers. The compensation committee also administers the Company's 1989 Incentive Stock Option Plan, 1994 Incentive Stock Plan and 1997 Incentive Stock Plan.

COMPENSATION POLICIES

         The guiding principle of the Company is to establish a compensation program which aligns executive compensation with Company objectives and business strategies as well as financial and operational performance. In keeping with this principle, the Company seeks to:

         (1) Attract and retain qualified executives who will play a significant role in, and be committed to, the achievement of the Company's long-term goals.

         (2) Reward executives for strategic management and the long-term maximization of shareholder value.

         (3) Create a performance-oriented environment that rewards performance with respect to the financial and operational goals of the Company.

         An executive officer's performance is reviewed in such areas as quality and quantity of work, job and professional knowledge, decision making and business judgment, initiative, analytical skills, communication skills, interpersonal skills, organizational skills, commercial skills, profit and loss sensitivity, creativity and leadership.

         Executive compensation consists of both cash and equity-based compensation. Cash compensation is comprised of base salary and bonus. Base salary is determined with reference to market norms. Bonus compensation is tied to the Company's success in achieving financial and non-financial performance goals and an executive's success in attaining personal performance goals. Equity-based compensation is comprised primarily of stock option grants. In establishing equity-based compensation, the Company places particular emphasis on the achievement of the Company's long-term performance goals. The Company believes that equity-based compensation closely aligns the economic interest of the Company's executive officers with the economic interests of the Company's shareholders.

CHIEF EXECUTIVE OFFICER

         In establishing Mr. Jones' compensation, the factors described above are taken into account, as well as the shareholder value which Mr. Jones has played an instrumental role in creating since the founding of the Company. Mr. Jones has spearheaded the Company's growth strategy and has been the driving force behind the Company's success. The Company believes that Mr. Jones' base salary and bonus arrangement are well within industry norms and reflect his commitment to the Company's long-term success.


                             COMPENSATION COMMITTEE

                             J. Hord Armstrong, III
                                Thomas F. Patton
                                 Edward A. Chod

FIVE-YEAR SHAREHOLDER RETURN COMPARISON
-----------------------------------------------

         The SEC requires that the Company include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. This performance comparison assumes $100 was invested on December 31, 1994, in the Company's common stock and in each of the indices shown and assumes reinvestment of dividends. The Company has selected the S & P Midcap 400 Index and the S & P Health Care (Drugs-Major Pharmaceuticals) Index for the purposes of this performance comparison. The companies included in the S & P Health Care (Drugs-Major Pharmaceuticals) Index are: Eli Lilly & Co., Merck & Co., Inc., Pfizer, Inc., Schering Plough Corp. and Pharmacia & Upjohn Company. The returns of each company with respect to the S & P Midcap 400 Index and the S & P Health Care (Drugs-Major Pharmaceuticals) Index have been weighted according to their respective stock market capitalizations.


                                  [LINE GRAPH]

                                                                      Cumulative Total Return
                                                      ------------------------------------------------------
                                                      12/94    12/95     12/96     12/97     12/98     12/99
JONES PHARMA INCORPORATED                             100.00   367.30   1257.32   1316.96   1261.31   2259.62
S & P MIDCAP 400                                      100.00   130.94    156.08    206.43    236.21    270.99
S & P HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)       100.00   171.49    213.87    340.62    516.78    425.00

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
         --------------------------------------


         Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Directors, officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.


         To the Company's knowledge, based solely on review of the copies of such forms received by the Company and written representations from certain reporting persons that no Forms 5 or other reports were required for those persons, the Company believes that, during the fiscal year ended December 31, 1999, its directors, officers and greater than 10% beneficial owners complied with all applicable filing requirements.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AS OF
         DECEMBER 31, 1999
         --------------------------------------

         The following table is based upon filings with the SEC under the Exchange Act and reflects those shareholders known to the Company to hold 5% or more of its common stock.

                ------------------------------------- ------------------------ ---------------------
                         NAME AND ADDRESS                     SHARES              REPORTED AS OF
                ------------------------------------- ------------------------ ---------------------
                AMVESCAP PLC
                11 Devonshire Square                    7,906,537 (12.13%)      December 31, 1999
                London EC2M 4YR
                England
                ------------------------------------- ------------------------ ---------------------

                Dennis M. and Judith A. Jones           7,893,899 (11.84%)        March 1, 2000
                1945 Craig Road
                St. Louis, Missouri 63146
                ------------------------------------- ------------------------ ---------------------


CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
         --------------------------------------

LIFE INSURANCE RELATIONSHIPS.

         Pursuant to agreements between the Company and the trustees of irrevocable insurance trusts, we pay the premiums associated with life insurance on the lives of Dennis M. Jones and Judith A. Jones as "split-dollar" coverage. Under such agreements, the trusts own the policies and we pay the premiums on the policies. Upon the death of the insureds, or in the event of an earlier termination of the policies, we are entitled to recover the aggregate amount of the premiums paid and we hold security interests in such policies to the extent of premiums paid. The insurance trusts may terminate the "split-dollar" arrangement with respect to any policy at any time upon reimbursement to us of the aggregate amount of premiums paid with respect to such policy. As an inducement to the Company to provide such coverage under the policies issued in 1997 and 1998, Mr. and Mrs. Jones or certain beneficiaries of the insurance trusts have guaranteed to us that we will recover the full amount of premiums paid with respect to such policies. We are prohibited from borrowing against such policies without the consent of the insureds.

         The aggregate face amount of such "split-dollar" insurance coverage is $73,500,000. Annual premiums paid during 1999 on such policies were approximately $1,553,000.

         In addition to such "split-dollar" insurance, in 1998 the Company purchased "key employee" insurance policies on the joint lives of Mr. and Mrs. Jones in policies having an aggregate death benefit of $40,000,000. The policies represent a combination of term and whole life intended to provide for level premium expense to us aggregating approximately $865,000 per year. Contemporaneously with the purchase of these policies, we entered into an agreement with Mr. and Mrs. Jones (individually and as the trustees of their respective revocable trusts holding shares of our common stock). Pursuant to such agreement, at the time of the death of the second to die of Mr. or Mrs. Jones, their estates or the successor trustees of their trusts or any beneficiary of such trust receiving a distribution of shares of our common stock is given the option to require us to repurchase such shares. The purchase price applicable to any such repurchase will equal the average closing price for such stock for the ten days preceding the date of death giving rise to the option.

         The option may only be exercised by notice given not earlier than seven nor later than eight months after the date of death giving rise to the option and any resulting repurchase shall be made within twenty days after the end of the eight month period. The agreement limits our obligation to effect such repurchases to the amount of the insurance proceeds received by us pursuant to the policies. We may not borrow against any cash values in the policies or cancel the insurance without the consent of Mr. and Mrs. Jones. Mr. and Mrs. Jones have agreed with us that in the event of any termination of the policies under circumstances in which we do not recover in full our premium costs, they will reimburse such unrecovered costs to us. We believe that such insurance and the application of the proceeds to the repurchase of shares of our common stock as provided in the agreement, will work to reduce any negative impact on us and the market for our common stock arising from the deaths of Mr. and Mrs. Jones.

RELATED PARTY TRANSACTIONS

         Edward A. Chod, a director, is an officer and a shareholder in the law firm of Greensfelder, Hemker & Gale, P.C., which has served as our outside counsel since 1982. The amount of legal fees paid by us to Greensfelder, Hemker & Gale, P.C. during the fiscal year ended December 31, 1999 did not exceed five percent (5%) of such firm's gross revenues for its applicable fiscal year.


SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING
         --------------------------------------

         Under the SEC's proxy rules, any shareholder proposal to be presented at the Company's annual meeting of shareholders to be held in the year 2001 must be received by the Company at its principal executive offices no later than December 13, 2000 for inclusion in the Company's Proxy Statement and form of proxy relating to such annual meeting. In addition, under the SEC's proxy rules, proposals which shareholders of the Company intend to present at the Company's annual meeting of shareholders to be held in the year 2001 must be received by the Company no later than February 26, 2001 to be presented at such annual meeting. If a shareholder delivers any such proposal to the Company after February 26, 2001, any proxies received by the Board of Directors from shareholders in response to its solicitation will be voted by the Company's designated proxies in their discretion on such matter, regardless of whether specific authority to vote on such matter has been received from the shareholders submitting such proxies.

         Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal, the number of shares of common stock owned of record or beneficially and the date on which such shares were acquired. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply in all respects with the rules and regulations of the SEC.

OTHER MATTERS
         --------------------------------------

         The Company anticipates that it will solicit proxies primarily by mail, although directors, officers and employees of the Company (who will not receive any additional remuneration for such solicitation) may solicit proxies by letter, personal interview and telephone. The Company will bear the total expense of the solicitation of proxies and requests that brokers, nominees, fiduciaries and other custodians forward soliciting material to the beneficial owners of shares. The Company will reimburse such parties for their reasonable expenses incurred in forwarding such soliciting material.


AVAILABILITY OF ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION
         --------------------------------------

         UPON RECEIPT OF A WRITTEN REQUEST, WITHOUT CHARGE, THE COMPANY WILL PROVIDE ANY BENEFICIAL OWNER OF THE COMMON STOCK (AS OF THE RECORD DATE) WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FILED WITH THE SEC FOR THE COMPANY'S MOST RECENT FISCAL YEAR. A BENEFICIAL OWNER WHO IS NOT A RECORD OWNER AS OF THE RECORD DATE SHOULD INCLUDE IN SUCH A REQUEST A REPRESENTATION THAT THE INDIVIDUAL OR ENTITY WAS A BENEFICIAL OWNER AS OF APRIL 7, 2000.

     PLEASE DIRECT ALL REQUESTS TO:

                           Judith A. Jones, Secretary
                            JONES PHARMA INCORPORATED
                                 1945 Craig Road
                                 P.O. Box 46903
                            St. Louis, Missouri 63146



                                           By Order of the Board of Directors of
                                           JONES PHARMA INCORPORATED


                                           Judith A. Jones
                                           Secretary

April 17, 2000

                                                                      APPENDIX I


            PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK


                                  ARTICLE THREE

         (a) The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Two Hundred Fifty-Five Million (255,000,000) shares consisting of Two Hundred Fifty Million (250,000,000) shares of Common Stock, par value of $0.04 per share, and Five Million (5,000,000) shares of Preferred Stock, par value of $0.01 per share.

         (b) The shares of authorized Common Stock of the Corporation shall be identical in all respects and shall have equal rights and privileges.

         (c) The board of directors shall have the authority, to the full extent now or hereafter permitted by law, subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock from time to time on such terms as it may determine, by filing a certificate pursuant to the applicable law of the State of Delaware, and to establish from time to time the number of shares to be included in each such class or series of Preferred Stock, and to fix by resolution or resolutions the designations, powers, preferences and rights of the shares of each such class or series and the qualifications, limitations or restrictions thereof.

         The authority of the board of directors with respect to each class or series shall include, but not be limited to, determination of the following:

         (i) The number of shares constituting that class or series and the distinctive designation of that class or series;

         (ii) The dividend rate on the shares of that class or series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that class or series;

         (iii) Whether the class or series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms and conditions of such voting rights;

         (iv) Whether that class or series shall have conversion privileges, and, if so, the terms and conditions of such conversion including provision for adjustment of the conversion rate upon the occurrence of such events as the board of directors shall determine;

         (v) Whether or not the shares of that class or series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

         (vi) Whether that class or series shall have a sinking fund for the redemption or purchase of shares of the class or series, and if so, the terms and amount of such sinking fund;

         (vii) The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

         (viii) Any other relative rights, preferences and limitations of that class or series.



                                  Appendix I-1

                                                                     APPENDIX II

                            JONES PHARMA INCORPORATED
           1999 EQUITY PARTICIPATION PLAN FOR NON-MANAGEMENT DIRECTORS

         1. PURPOSE. The purpose of this 1999 Equity Participation Plan is to provide certain long-term equity incentives to eligible directors of the Company in order to encourage the highest level of performance of non-management directors by providing those directors with a proprietary interest in the Company's success and progress through grants of options to purchase shares of the Company's Common Stock and other equity-based awards in accordance with the terms and conditions set forth below.

         2. DEFINITIONS. Whenever used herein, the following shall have the meanings set forth below:

         (a) "Affiliate" refers to any corporation or other entity which directly, or through one or more intermediaries, controls, is controlled by, or is under common control with the Company.


         (b)  "Board" shall mean the Board of Directors of the Company.


         (c)  "Common Stock" shall mean the common stock of the Company.


         (d)  "Company" shall mean Jones Pharma Incorporated.


         (e) "Eligible Director" shall mean an individual who is a member of the Board and who is not at the time of the grant, an employee of the Company or any subsidiary of the Company.


         (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


         (g) "FSO Plan" shall mean the 1994 Formula Stock Option Plan for non-management directors of the Company.


         (h) "Formula Stock Option" shall mean an option granted to an Eligible Director pursuant to Section 6 of this Plan.


         (i) "Initial Exercise Date" with respect to any Formula Stock Option shall mean the date which is eleven (11) months following the date on which an Eligible Director becomes a Participant in this Plan.


         (j) "Option Period" with respect to any Formula Stock Option shall mean the period of time during which a Participant may exercise his Formula Stock Option as more specifically set forth in paragraph (d) of Section 6 of this Plan.


         (k) "Option Price" with respect to any Formula Stock Option or any option right provided in any Other Award shall mean the price per share of Common Stock at which a Participant may purchase Common Stock and shall be subject to adjustment as provided in Section 4(c) below.




                                  Appendix II-1

         (l) "Option Shares" shall mean the shares of Common Stock which are subject to any stock option granted or awarded pursuant to this Plan, whether or not a Formula Stock Option and the number of Option Shares shall be subject to adjustment as provided in Section 4(c) below.


         (m ) "Other Award" means an equity-based incentive award granted under this Plan other than a Formula Stock Option.


         (n) "Participant" shall mean an Eligible Director to whom a Formula Stock Option or Other Award has been granted pursuant to this Plan.


         (o) "Plan" means this 1999 Equity Participation Plan for Non-Management Directors.


         (p) "Termination of Service" is the date as of which (i) the service of a director as a member of the Board is discontinued because of the death, removal, resignation or expiration of term without re-election, or (ii) a director becomes an employee of the Company or any Affiliate of the Company, whichever is the first to occur.


         (q) "Year of Service" with respect to any Formula Stock Option means each continuous twelve (12) month period following the Initial Exercise Date during which a Participant serves as a director of the Company.

         3. ADMINISTRATION. This Plan shall, to the extent necessary, be administered by the President of the Company, or such other person or persons as may be appointed by the President (the "Administrator"). The Administrator shall take such action necessary so as to comply with the provisions of this Plan. The grant of a Formula Stock Option shall be evidenced by the execution of a Formula Stock Option Agreement in the form of Exhibit A attached hereto executed by each Participant. Grants of Other Awards must be approved by (i) a majority of the entire Board of Directors and (ii) a majority of those members of the Board of Directors who are not Eligible Directors.

         4.   SHARES AVAILABLE FOR FORMULA STOCK OPTIONS AND OTHER AWARDS.

         (a) There is hereby reserved for issuance under this Plan an aggregate of 150,000 shares of Common Stock, subject to adjustment as provided in paragraph (c) of this Section 4.


         (b) In the event of a lapse, expiration, termination or cancellation of any Formula Stock Options or Other Awards granted under this Plan without the issuance of shares of Common Stock, the shares subject to or reserved for such Formula Stock Options or Other Awards (including any shares of Common Stock forfeited and returned to the Company under the terms of any such Other Award) may again be used for new grants and awards hereunder; provided that in no event may the number of shares issued under this Plan exceed the total number of shares reserved for issuance in accordance with paragraph (a) of this Section 4.


         (c) In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of Common Stock of the Company, an equitable adjustment shall be made in the number and kind of shares authorized by this Plan, and in the number and kind of shares covered by any Formula Stock Options or Other Awards granted so that the position of each Participant after such transaction will be equivalent to his relative position prior to such transaction including, in the case of any Formula Stock Option or any stock option forming a part of any Other Award, an appropriate adjustment in the Option Price per share.





                                 Appendix II-2

         5. ELIGIBILITY. The individuals who are eligible to receive Formula Stock Options or any Other Award hereunder shall be limited to Eligible Directors. An Eligible Director of the Company shall become a Participant in this Plan on the first day of the month following the date (subsequent to the Effective Date of this Plan set forth in Section 13) on which said Eligible Director is elected or appointed to the Board (whether elected by shareholders of the Company or appointed by the Board itself to fill a vacancy on the Board).


         6.   GRANT OF FORMULA STOCK OPTIONS.

         (a) Grant to Participants. Each Eligible Director shall be granted a Formula Stock Option on the day that said Eligible Director becomes a Participant as provided in Section 5, provided, however, that no Eligible Director shall be awarded a Formula Stock Option under this Plan (i) if such Eligible Director has previously been granted, and currently holds any unvested Formula Stock Options pursuant to the FSO Plan or this Plan, or (ii) if such Eligible Director has previously been granted and holds any Other Award under this Plan as to which all vesting or service contingencies relating to such Other Award shall not have been fulfilled.


         (b) Option Price. The Option Price per share of Common Stock with respect to each Formula Stock Option shall be equal to the fair market value of the Common Stock on the date that the Formula Stock Option is granted. During any period in which the Common Stock is listed for trading on a registered national securities exchange or on the NASDAQ National Market System, the fair market value shall be equal to the lower of (i) the closing price, and (ii) the average of the high and low prices (or the average of the low bid and high asked prices, as appropriate), on the date of grant.


         (c) Option Shares. The number of Option Shares subject to each Formula Stock Option granted to a Participant shall be Fifteen Thousand (15,000) shares of Common Stock subject to adjustment pursuant to the provisions of paragraph
(c) of Section 4. Each Formula Stock Option shall be subject to the vesting provisions set forth in Section 7 below.


         (d) Option Period. Each Formula Stock Option must be exercised, if at all, on or before the first to occur of (i) the date that is ninety (90) days after the effective date of the Termination of Service of a Participant, provided, however, that if the Termination of Service is a result of the death of a director or is a result of a director becoming an employee of the Company or any Affiliate, then two hundred eighty (280) days after the date of such Termination of Service and (ii) the fifth anniversary of the Initial Exercise Date, at which time the entire Formula Stock Option granted to such Participant (or such portion thereof that has not been exercised) shall lapse, terminate and be of no further force and effect.


         (e) Payment. The Option Price shall be payable in cash by the Participant at the time the Formula Stock Option is exercised, provided, however, that if the Company permits "exchange exercise" features with respect to option plans for employees, such "exchange exercise" features shall be applicable to options granted under this Plan also. No shares shall be issued until full payment therefore has been made. A grantee of a Formula Stock Option shall have none of the rights of a shareholder of the Company until the shares are issued.

         7.   EXERCISE OF FORMULA STOCK OPTIONS.

         During the Option Period, a Formula Stock Option shall vest and may be exercised at the times and in the amounts as follows: (i) twenty percent (20%) of the Option Shares may be purchased by the Participant at any time during the period commencing with the Initial Exercise Date and ending on the last day of the Option Period; and (ii) an additional twenty percent (20%) of the Option Shares may be purchased by the Participant for each Year of Service of said Participant following the Initial Exercise Date during the Option Period.


                                 Appendix II-3

         8.   OTHER AWARDS.

         The Board of Directors is authorized under this Plan to grant and award other equity incentives to Eligible Directors based upon the Company's Common Stock, provided, however, that no such Other Award shall be issued to any Eligible Director who holds an outstanding unvested Formula Stock Option under this Plan or under the 1994 FSO Plan unless such unvested option is waived and forfeited by written agreement between the Company and the Eligible Director. Any such Other Award may take the form of an option to purchase shares of the Company's Common Stock having an expiration date not more than ten years from the date of grant or may take the form of restricted share grants or of stock appreciation rights payable in cash or in stock, provided that all contingencies associated with any such Other Award are to be fully resolved within not more than ten years from the date of grant.

         9. THE DISCONTINUANCE OR AMENDMENT OF PLAN. The Board may discontinue this Plan at any time and may from time to time amend or revise the terms of the Plan as permitted by applicable statutes, except that it may not revoke or alter, in any manner unfavorable to Plan Participants, any Formula Stock Options or Other Awards outstanding, nor may the Board amend this Plan without shareholder approval, where the absence of such approval would cause this Plan to fail to comply with Rule 16b-3 under the Exchange Act, or any other requirement of applicable law or regulation. Furthermore, the provisions of this Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act, or the rules thereunder.

              No Formula Stock Option or Other Award shall be granted under this Plan after June 30, 2009, but Formula Stock Options and Other Awards granted theretofore may extend beyond that date is accordance with their terms

         10. NON-TRANSFERABILITY. No Formula Stock Option or Other Award granted under this Plan shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the grantee's lifetime, only by the grantee or the grantee's guardian or legal representative.

         11. NO RIGHT OF DIRECTORSHIP. Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any director for re-election as a director by the shareholders of the Company nor to create any right to continue as a director of the Company.

         12. RESTRICTION ON RESALE OF STOCK. Each Formula Stock Option or Other Award issued hereunder shall be subject to the requirement that if at any time the Administrator shall determine, in his discretion, that the listing, registration or qualification of the shares subject to the Formula Stock Option or Other Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such Formula Stock Option or Other Award may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator. Certificates representing shares of stock issued pursuant to this Plan shall bear the following legend unless the shares have been registered under the referenced laws:


         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED WITHOUT AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY EFFECTED IN THE ABSENCE OF SUCH REGISTRATION."


                                 Appendix II-4

         13.  EFFECTIVE DATE. This Plan shall be effective as of July 13, 1999.

         14. EXPENSES OF PLAN. The expenses of this Plan shall be borne by the Company.

         15. SHAREHOLDER APPROVAL OF FORMULA STOCK OPTION GRANTS. Any other provision of this Plan notwithstanding, no Formula Stock Option shall be issued pursuant hereto prior to approval of the Plan by holders of a majority of the outstanding Common Stock of the Company at an annual or special meeting of the shareholders of the Company. Any failure of the shareholders to approve the Plan to permit issuance of Formula Stock Options hereunder shall not affect any Other Awards authorized hereunder, whether such authorization occurs prior or subsequent to any shareholder vote with respect to the Plan.


                                 Appendix II-5

                                      PROXY

                            JONES PHARMA INCORPORATED
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS--MAY 25, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints JUDITH A. JONES and DENNIS M. JONES, and each of them, proxy, with full power of substitution, to vote all the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of JONES PHARMA INCORPORATED to be held in the Amphitheater at the Ritz-Carlton Hotel, 100 Carondelet Plaza, Clayton, Missouri, on May 25, 2000 at 3:30 p.m., and at any adjournment or postponement thereof, and to take action on the proposals listed hereon and any other business that may lawfully come before the meeting, hereby revoking all proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said proxy may lawfully do by virtue hereof.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

         In his/her discretion, each proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

         PROPOSAL 1--Election of Directors

           [ ]  FOR all nominees listed below.       [ ]  WITHHOLD AUTHORITY for all nominees.

   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES, LINE
     THROUGH OR STRIKE OUT THE NOMINEE'S OR NOMINEES' NAME OR NAMES BELOW:

 J. Hord Armstrong, III, Michael T. Bramblett, Edward A. Chod, G. Andrew Franz,
            Dennis M. Jones, Judith A. Jones, Thomas F. Patton, Ph.D.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED.


         PROPOSAL 2--Approval of Amendment to Amended and Restated Certificate
                     of Incorporation to increase the authorized number of shares of Common Stock to 250,000,000.

           [ ]  FOR                 [ ]  AGAINST                 [ ]  ABSTAIN


         PROPOSAL 3--Ratification of the Adoption of the 1999 Equity
                     Participation Plan for Non-Management Directors.
           [ ]  FOR                 [ ]  AGAINST                 [ ]  ABSTAIN


                             Form of Proxy Card - 1

         The shares represented by this proxy will be voted as directed by the Shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals listed

Date                        , 2000
    ------------------------
                                                 ------------------------------
                                                            Signature


                                                 ------------------------------
                                                    Signature if held jointly

                                                 Please date and sign as your
                                                 name appears above and return
                                                 in the enclosed envelope. If
                                                 acting as attorney, executor,
                                                 administrator, trustee or
                                                 guardian, you should so
                                                 indicate when signing. If the
                                                 signor is a corporation, please
                                                 sign the full corporate name,
                                                 by duly authorized officer. If
                                                 shares are held jointly, each
                                                 shareholder named should sign.






                              Form of Proxy Card-2